Organization And Business (Notes)	6 Months Ended
Jun. 30, 2013
Organization And Business [Abstract]
Organization And Business [Text Block]
ORGANIZATION AND BUSINESS
Description of Business
We are a leading provider of automated retail solutions offering convenient products and services that benefit consumers and drive incremental retail traffic and revenue for retailers.
On June 27, 2013, our name change from Coinstar, Inc. to Outerwall Inc. was approved by stockholders. The name change reflects the evolution of our company from a single coin-counting kiosk business into multiple automated retail businesses. The name Outerwall was selected as an umbrella corporate brand that encompasses our current operations and provides a platform for future automated retail opportunities. As part of our name change, we have changed the name of our Coin business segment to the Coinstar business segment.
Our core offerings in automated retail include our Redbox and Coinstar segments. Our Redbox segment consists of self-service kiosks where consumers can rent or purchase movies and video games. Our Coinstar segment consists of self-service coin-counting kiosks where consumers can convert their coins to cash or stored value products. Our New Ventures segment is focused on identifying, evaluating, building, and developing innovative self-service concepts in the marketplace. Our kiosks are located primarily in supermarkets, drug stores, mass merchants, financial institutions, convenience stores, and restaurants. Our kiosk and location counts as of June 30, 2013, are as follows:

	Kiosks	Locations
Redbox(1)	43,600	35,900
Coinstar	20,700	20,500
New Ventures	340	340
Total(1)	64,640	56,740
(1) As of June 30, 2013, no kiosks acquired from NCR remained in service. See Note 4: Business Combination for more information on the NCR Asset Acquisition.